UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 28, 2010

WUHAN GENERAL GROUP (CHINA), INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34125 (Commission File Number)	84-1092589 (IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  (86) 27-5970-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2010, Wuhan General Group (China), Inc. (the “Company”), through its wholly owned subsidiaries Wuhan Blower Co., Ltd. (“Wuhan Blower”), Wuhan Generating Equipment Co., Ltd. (“Wuhan Generating”) and Wuhan Sungreen Environment Protection Equipment Co., Ltd. (“Wuhan Sungreen,” together with Wuhan Blower and Wuhan Generating, the “Borrowers”), entered into a Loan Facility Agreement with Hankou Bank Company Limited, Wuhan Branch (“Hankou Bank”) for a loan facility totaling RMB 320,000,000 (approximately $47 million) in secured debt financing.  The Borrowers, upon application, may access this loan facility from June 28, 2010 to June 28, 2013.  Pursuant to certain Financial Consulting Service Agreements entered into between the Borrowers and Hankou Bank, dated June 29, 2010, the Borrowers must pay financial consultancy fees that aggregate to approximately RMB 2.84 million (approximately $417,000) in connection with the bank loan facility with Hankou Bank.

Under this loan facility, Wuhan Generating entered into a Loan Agreement with Hankou Bank for a short-term loan for RMB 30,000,000 (approximately $4.41 million) on June 29, 2010.  On the same date, Wuhan Blower entered into a Loan Agreement with Hankou Bank for a short-term loan for RMB 127,600,000 (approximately $18.75 million).  These short-term loans were obtained for the purpose of repaying the Borrowers’ debt with Standard Chartered Bank (China) Limited, Guangzhou Branch (“Standard Chartered Bank”).  These short-term loans mature on June 29, 2011 and have a floating rate that is currently at 5.31% per annum.  If either Wuhan Generating or Wuhan Blower fails to make timely payments on these loans, then it will be subject to a penalty rate of 150% of the effective interest rate.  In addition, Wuhan Generating and Wuhan Blower are subject to a penalty rate of the effective interest rate plus 100% if they fail to use the loan for the agreed upon purpose.  Upon Hankou Bank’s request, Wuhan Generating and Wuhan Blower must provide copies of financial statements and other requested information.  If Wuhan Generating or Wuhan Blower breach the terms of the short-term loan, among other rights, Hankou Bank may charge compound interest and penalty interest, accelerate the maturity date of the loan and withhold or deduct such amounts from Wuhan Generating’s or Wuhan Blower’s other accounts with Hankou Bank.  These short-term loans are subject to an early repayment fee.

On July 27, 2010, Wuhan Blower executed a Loan Agreement for a short-term loan for RMB 40,000,000 (approximately $5.89 million) under its loan facility with Hankou Bank.  This short-term loan was obtained for working capital purposes.  This short-term loan matures on July 28, 2011 and has a floating interest rate that is currently at 5.31%.  If Wuhan Blower fails to make timely payments on this short-term loan, then it will be subject to a penalty rate of 150% of the effective interest rate.  In addition, Wuhan Blower is subject to a penalty rate of the effective interest rate plus 100% if it fails to use the loan for the agreed upon purpose.  Upon Hankou Bank’s request, Wuhan Blower must provide copies of financial statements and other requested information.  If Wuhan Blower breaches the terms of the short-term loan, among other rights, Hankou Bank may charge compound interest and penalty interest, accelerate the maturity date of the loan and withhold or deduct such amounts from Wuhan Blower’s other accounts with Hankou Bank.  This short-term loan is subject to an early repayment fee.

The obligations under the Loan Facility Agreement and Loan Agreements with Hankou Bank are secured by the real property of the Borrowers and guaranteed by Wuhan Blower and Wuhan Sungreen.  The Loan Facility Agreement and the Loan Agreements are governed by the laws of the People’s Republic of China.

The foregoing description of the agreements is qualified in its entirety by reference to the Loan Facility Agreement, the Loan Agreements and the Financial Consulting Service Agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 13, 2010, the Borrowers entered into an Early Loan Repayment and Termination Agreement, as supplemented, with Standard Chartered Bank (the “Termination Agreement”) to repay all amounts owed to Standard Chartered Bank and terminate the Loan Agreement and Financing Letter with Standard Chartered Bank.  Pursuant to the Termination Agreement, the Borrowers agreed to repay Standard Chartered Bank a total amount of RMB 157.6 million (approximately $23.24 million) in principal under the Loan Agreement, and a total amount of RMB 21.8 million (approximately $3.21 million) in principal under the Financing Letter for a bank note payable.  In addition, the Borrowers agreed to pay, in consideration of the early repayment of the loan, approximately RMB 8.16 million (approximately $1.20 million) for loss on interest revenue to Standard Chartered Bank and for penalty charges.  The Borrowers also agreed to pay RMB 263,713 (approximately $39,000) in legal fees to King & Wood Law Firm and RMB 295,820 (approximately $44,000) in auditing service fees to PricewaterhouseCoopers LLP.  The Borrowers previously paid Standard Chartered Bank and its affiliates a consulting fee of RMB 12.61 million (approximately $1.86 million) in connection with its financing.  Under the Termination Agreement, Standard Chartered Bank agreed to refund approximately RMB 8.16 million (approximately $1.20 million) to the Borrowers for various fees paid, if the Borrowers fully satisfy their debt with Standard Chartered Bank.  As of July 15, 2010, the Borrowers fully repaid their debt under the Loan Agreement with Standard Chartered Bank of RMB 157.6 (approximately $23.24 million) in principal and RMB 1,145,905 (approximately $169,000) in interest.  As of August 16, 2010, the Borrowers fully repaid their bank note payable under the Financing Letter of RMB 21.8 (approximately $3.21 million) in principal and approximately RMB 380,380 (approximately $56,000) in interest.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.  The Loan Agreement with Standard Chartered Bank, and a summary of its material terms, was filed on a Current Report on Form 8-K with the Securities and Exchange Commission on November 16, 2009.

The information provided in Item 1.01 is incorporated by reference in this Item 1.02.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

10.1
Loan Facility Agreement, dated June 28, 2010, by and among Wuhan Blower Co., Ltd., Wuhan Generating Equipment Co., Ltd., Wuhan Sungreen Environment Protection Equipment Co., Ltd. and Hankou Bank Limited (English Translation).

10.2	Loan Agreement, dated June 29, 2010, by and between Wuhan Generating Equipment Co., Ltd. and Hankou Bank Limited (English Translation).

10.3	Loan Agreement, dated June 29, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).

10.4	Loan Agreement, dated July 27, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).

10.5	Financial Consulting Service Agreement, dated June 29, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).

10.6	Financial Consulting Service Agreement, dated June 29, 2010, by and between Wuhan Generating Equipment Co., Ltd. and Hankou Bank Limited (English Translation).

10.7	Financial Consulting Service Agreement, dated June 29, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).

10.8
Early Loan Repayment and Termination Agreement, as supplemented, dated July 13, 2010, by and among Wuhan Blower Co., Ltd., Wuhan Generating Equipment Co., Ltd., Wuhan Sungreen Environment Protection Equipment Co., Ltd. and Standard Chartered Bank (China) Co., Ltd. (English Translation).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc.

Date: October 22, 2010

By:	/s/ Philip Lo
Name: Philip Lo
Title: Chief Financial Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference
10.1
Loan Facility Agreement, dated June 28, 2010, by and among Wuhan Blower Co., Ltd., Wuhan Generating Equipment Co., Ltd., Wuhan Sungreen Environment Protection Equipment Co., Ltd. and Hankou Bank Limited (English Translation).
X

10.2	Loan Agreement, dated June 29, 2010, by and between Wuhan Generating Equipment Co., Ltd. and Hankou Bank Limited (English Translation).	X

10.3	Loan Agreement, dated June 29, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).	X

10.4	Loan Agreement, dated July 27, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).	X

10.5	Financial Consulting Service Agreement, dated June 29, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).	X

10.6	Financial Consulting Service Agreement, dated June 29, 2010, by and between Wuhan Generating Equipment Co., Ltd. and Hankou Bank Limited (English Translation).	X

10.7	Financial Consulting Service Agreement, dated June 29, 2010, by and between Wuhan Blower Co., Ltd. and Hankou Bank Limited (English Translation).	X

10.8
Early Loan Repayment and Termination Agreement, as supplemented, dated July 13, 2010, by and among Wuhan Blower Co., Ltd., Wuhan Generating Equipment Co., Ltd., Wuhan Sungreen Environment Protection Equipment Co., Ltd. and Standard Chartered Bank (China) Co., Ltd. (English Translation).
X